UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 27, 2005

            Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-120575	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                  None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events1

Attached as Exhibit 23 to this Current Report is the consent of PricewaterhouseCoopers LLP to the use of such firm’s name under the caption “Experts,” and the incorporation by reference of such firm’s report, dated March 16, 2005, relating to the financial statements, financial statement schedules, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which report appears in Item 8 of MBIA Inc.'s Form 10-K for the year ended December 31, 2004, in the Prospectus (as defined herein) relating to Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-2 (the “Certificates”).  The Certificates are offered pursuant to a prospectus supplement, dated July 27, 2005 (the “Prospectus Supplement”), and a prospectus, dated July 26, 2005 (together with the Prospectus Supplement, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”).  The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-120575) (the “Registration Statement”).

Item 9.01.

Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

23.

Consent of Experts and Counsel

1  Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:     /s/ Michael Hitzmann
Name:  Michael Hitzmann

Title:    Vice President

Dated:  July 27, 2005

EXHIBIT INDEX

Exhibit No.

Description

Page No.

23

Consent of Experts and Counsel

Exhibit 23 Consent of Experts and Counsel

CONSENT OF INDEPENDENT REGISTERED  PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of Structured Asset Securities Corporation, relating to the Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-2, comprising part of the Registration Statement (No. 333-120575) of Structured Asset Securities Corporation, of our report dated March 16, 2005 relating to the financial statements, financial statement schedules, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which report appears in Item 8 of MBIA Inc.'s Form 10-K for the year ended December 31, 2004.  We also consent to the incorporation by reference of our report dated March 16, 2005 relating to the consolidated financial statements of MBIA Insurance Corporation, which is included in Exhibit 99 of MBIA Inc.'s Form 10-K for the year ended December 31, 2004. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

    /s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York

July 27, 2005